CONSULTING AGREEMENT
                              --------------------

         THIS CONSULTING AGREEMENT (this "Agreement") is made as of this 25th day of November 1998, by and between Uniservice Corporation, a Florida corporation (the "Company"), with its principal place of business at 1900 Glades Road, Suite 351, Boca Raton, Florida 33431 and Lynn Turnquest (the "Consultant"), an individual residing in Freeport, Bahamas.

                                R E C I T A L S:

         WHEREAS, Consultant has experience in marketing and advertising in the fast food industry; and

         WHEREAS, the Company owns and operates, under license, 30 Kentucky Fried Chicken(R) restaurants in Chile;

         WHEREAS, the Company desires to engage Consultant and Consultant desires to be engaged as a consultant to the Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Consulting Services. During the term of this Agreement, the Consultant is hereby retained by the Company to assist the Company in marketing and promoting the Company's restaurants (the "Consultant's Duties"). The Consultant shall provide such consulting services as reasonably may be required in order for the Consultant to achieve the goal contemplated by the preceding sentence. The Consultant shall be responsible to, and shall report to, the Company's Board of Directors.

         2. Term. The term of this Agreement shall commence on the date first written above and continue until December 31, 1999.

         3. Compensation. As compensation for Consultant performing Consultant's Duties, Consultant shall receive 25,000 shares of Class A Common Stock of the Company. Fifteen thousand (15,000) shares of Class A Common Stock shall be delivered on the date hereof and registered under a Form S-8 immediately and the remaining 10,000 shares shall be delivered on January 1, 1999 and registered under a Form S-8 immediately after delivery. Inasmuch as the Consultant is knowledgeable, sophisticated and has access to comprehensive information relevant to the Company, such transaction was undertaken in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.



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         4. Representations and Warranties of the Company. The Company hereby represents and warrants that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute and deliver this Agreement and perform its obligations hereunder; that the execution and delivery of this Agreement and the performance by the Company of its obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which the Company is a party or by which it or any of its assets are bound; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

         5. Representations and Warranties of the Consultant. The Consultant hereby represents and warrants that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite action; that the Consultant has the full right, power and capacity to execute and deliver this Agreement and perform his obligations hereunder; that the execution and delivery of this Agreement and the performance by the Consultant of his obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which the Consultant is a party or by which he or any of his assets are bound; and that this Agreement, upon execution and delivery of the same by the Consultant, will represent the valid and binding obligation of the Consultant enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

         6. Confidentiality. The Consultant agrees that all non-public information pertaining to the prior, current or contemplated business of the Company constitutes valuable and confidential assets of the Company. Such information shall include, without limitation, information relating to customer lists, bidding procedures, intellectual property, patents, trademarks, trade secrets, financing techniques and sources and such financial statements of the Company as are not available to the public. Consultant, his employees, agents and representatives shall hold all such information in trust and confidence for the Company and shall not use or disclose any such information for other than the Company's business and shall be liable for damages incurred by the Company as a result of the use or disclosure of such information other than in furtherance of the Company's business, except (i) where such information is publicly available other than through a breach of this Agreement, or (ii) where such information is subsequently lawfully obtained by Consultant from a third party or parties, or (iii) if such information is known to Consultant prior to the execution of this Agreement, or (iv) as may be required by law.

         7. Amendment or Assignment. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by

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

a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought. This Agreement is not assignable by the Consultant without the prior written consent of the Company, which such consent may not be forthcoming.

         8. Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the day when delivered in person or transmitted by confirmed facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner herein set forth.

         9. Relationship of the Parties. The relationship of the Consultant to the Company shall be that of independent contractor, and not employee. The Consultant shall have no authority to bind, and shall not undertake to bind, the Company as to any third party.

         10. Entire Agreement. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

         11. Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         12. Construction and Enforcement. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Palm Beach, County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Palm Beach County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Palm Beach County, Florida, has been brought in an inconvenient forum.

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         13. Binding Nature, No Third Party Beneficiary. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns, and is made solely and specifically for their benefit. No other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

         14. Counterparts. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                UNISERVICE CORPORATION



                                                By: /s/ Ricardo Vilensky
                                                    ----------------------------
                                                    Ricardo Vilensky, President
                                                    Chief Executive Officer


                                                CONSULTANT


                                                /s/ Lynn Turnquest
                                                --------------------------------
                                                Lynn Turnquest

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